UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 7, 2016

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On November 7, 2016, Cincinnati Bell Inc. (the “Company”) executed an Amendment to the Cincinnati Bell Inc. Executive Deferred Compensation Plan (the “Exec Deferred Comp Plan Amendment”) terminating the Executive Deferred Compensation Plan effective as of October 30, 2015, a date after which no additional deferrals were accepted. As a result of such termination, on November 7, 2016, each plan participant received a single lump sum payment of such participant’s remaining accrued and unpaid benefits.

In addition, on November 7, 2016, the Company executed an Amendment to the Cincinnati Bell Inc. Deferred Compensation Plan for Outside Directors (the “Directors Deferred Comp Plan Amendment”) modifying the Directors Deferred Compensation Plan effective as of October 30, 2015, a date after which no additional deferrals were accepted and freezing the plan with respect to phantom stock awards deferred under the plan. As a result of such modification, on November 7, 2016, each plan participant received a single lump sum payment of such participant’s remaining accrued and unpaid benefits, other than phantom stock benefits. Phantom stock deferred under the Directors Deferred Compensation Plan shall continue to be subject to plan terms.

A copy of the Exec Deferred Comp Plan Amendment is attached to this Current Report as Exhibit 10.1 and a copy of the Directors Deferred Comp Plan Amendment is attached to this Current Report as Exhibit 10.2.

The above descriptions are only summaries of the provisions of the Exec Deferred Comp Plan Amendment and the Directors Deferred Comp Plan Amendment, respectively, and are qualified in their entirety by reference to the applicable provisions of the Exec Deferred Comp Plan Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and to the applicable provisions of the Directors Deferred Comp Plan Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 10.1	Amendment to Cincinnati Bell Inc. Executive Deferred Compensation Plan dated as of November 7, 2016.

Exhibit 10.2	Amendment to Cincinnati Bell Inc. Deferred Compensation Plan for Outside Directors dated as of November 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	November 10, 2016	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 10.1	Amendment to Cincinnati Bell Inc. Executive Deferred Compensation Plan dated as of November 7, 2016.

Exhibit 10.2	Amendment to Cincinnati Bell Inc. Deferred Compensation Plan for Outside Directors dated as of November 7, 2016.